                                                                    Exhibit 10.6


                              HEWITT ASSOCIATES LLC

                                 FIRST AMENDMENT
                           TO NOTE PURCHASE AGREEMENT

                                   $15,000,000
                     7.94% Senior Notes, Series A, Tranche 1
                               due March 30, 2007

                                   $35,000,000
                               8.08% Senior Notes,
                     Series A, Tranche 2 due March 30, 2012

                                                       Dated as of June 15, 2000

To the Holders of the Senior Notes,
    Series A, of Hewitt Associates LLC
    Named in the Attached Schedule I

Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of March 15, 2000 among Hewitt Associates LLC, a limited liability company organized under the laws of Illinois (the "Company"), and each of the Purchasers named in Schedule A thereto (the "Note Agreement"), pursuant to which the Company issued $15,000,000 aggregate principal amount of its 7.94% Senior Notes, Series A, Tranche 1, due March 30, 2007 (the "Series A Tranche 1 Notes") and $35,000,000 aggregate principal. amount of its 8.08% Senior Notes, Series A, Tranche 2, due March 30; 2012 (the "Series A Tranche 2 Notes" and together with the Series A Tranche 1 Notes, the "Series A Notes"). You are referred to herein individually as a "Holder" and collectively as the "Holders." Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Note Agreement.

         In connection with its issuance of Subsequent Notes, the Company has requested the modification to Section 1.2 of the Note Agreement. In addition, the Company has requested the modification of the representation contained in
Section 5.12(d) of the Note Agreement to correct an error. The Holders are willing to grant an amendment on the terms and conditions hereinafter set forth. In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.       AMENDMENTS

         1.1  Amendment of Section 1.2. Section 1.2 of the Note Agreement is
              ------------------------
amended to read in its entirety as follows:

         "1.2.  Subsequent Series.

                           Subsequent series of notes ("Subsequent Notes") may be issued pursuant to Supplemental Note Purchase Agreements as provided in Section 2.2 in an aggregate principal amount not to exceed $50,000,000, shall be sequentially identified as "Series B Notes," etc. and shall be in the aggregate principal amount, be dated, bear interest, be subject to required and optional prepayments and shall mature as provided in the Supplemental Note Purchase Agreement pursuant to which they are issued, and shall be substantially in the form set out in Exhibit 2. The Series A Notes and the Subsequent Notes are collectively referred to as the "Notes," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement."

         1.2    Amendment of Section 5.12. Section 5.12(d) of the Note Agreement
                -------------------------
is amended to read in its entirety as follows:

                           "(d) The expected postretirement benefit obligation (determined as of the -last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries does not exceed $9,000,000."

2.       REAFFIRMATION; ETC.

         2.1    Reaffirmation of Note Agreement. The Company reaffirms its
                -------------------------------
agreement to comply with each of the covenants, agreements and other provisions of the Note Agreement and the Series A Notes, as amended by this Amendment.

         2.2    No Default or Event of Default.  The Company represents and
                ------------------------------
warrants that no Default or Event of Default has occurred and is continuing or will occur as a result of the execution of this Amendment.

         2.3    Authorization. The execution, delivery and performance by the
                -------------
Company of this Amendment have been duly authorized by all necessary corporate action and, except as provided herein, do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Each of the Note Agreement and this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.       EFFECTIVE DATE

         This Amendment shall become effective as of the date set forth above upon satisfaction of each of the following conditions:

                                       -2-

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         3.1  Consent of Requisite Holders. Each of the Holders of the Series A
              ----------------------------
Notes outstanding shall have executed counterparts of this Amendment.

         3.2  Expenses.  The Company shall have paid all fees and expenses of
              --------
special counsel to the Holders in connection with this Amendment.

4.       MISCELLANEOUS

         4.1  Ratification. Except as expressly amended, modified, deleted or
              ------------
added to hereby, all of the terms and conditions of the Note Agreement, the Series A Notes and all other documents relating to the Note Agreement remain in full force and effect, and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

         4.2  Reference to and Effect on the Note Agreement. Upon the
              ---------------------------------------------
effectiveness of this Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the "Agreement," "Note Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

         4.3  Binding Effect. This Amendment shall be binding upon and inure to
              --------------
the benefit of the respective successors and assigns of the parties hereto.

         4.4  Governing Law. This Amendment shall be governed by and construed
              -------------
in accordance with Illinois law.

         4.5  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts, each executed counterpart constituting an original, but altogether only one instrument.

         If you are in agreement with the foregoing, please sign the accompanying counterpart of this Amendment and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company upon satisfaction of the conditions set forth in Section 3 of this Amendment.

                                 HEWITT ASSOCIATES LLC


                                 By:  /s/ C. Lawrence Connolly, III
                                      -----------------------------------------
                                 Name:    C. Lawrence Connolly, III
                                          -------------------------------------
                                 Title:  Principal & Authorized Representative,
                                         --------------------------------------
                                 Assistant Secretary
                                 ---------------------------------------------

The foregoing is hereby agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY


By:  /s/ Robert B. Bodett
     --------------------
Name:_____________________________________

By:  /s/ David Walsh
     ----------------
Name:_____________________________________

              Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY OF
NEW YORK

By:  /s/ Robert B. Bodett
     --------------------
Name:_____________________________________

By:  /s/ David Walsh
     ---------------
Name:_____________________________________

              Authorized Signatories

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By:  David L. Babson & Company Inc., as
     Investment Advisor

By:  /s/ Mark A. Ahmed
     -----------------
Name:____________________________________
Title:  Managing Director
        -----------------

C.M. LIFE INSURANCE COMPANY

By:  David L. Babson & Company Inc. as
     Investment Sub-Adviser


By:  /s/ Mark A. Ahmed
     -----------------
Name:_____________________________________
Title:  Managing Director
        -----------------

PACIFIC LIFE INSURANCE COMPANY


By:  /s/ Cathy Schwartz
     ------------------
Name:_____________________________________
Title:  Assistant Vice President
        ----------------------------------

By:  /s/ Audrey L. Milfs
     -------------------

Title: Corporate Secretary
       -------------------

PHOENIX HOME LIFE MUTUAL INSURANCE
COMPANY


By:  /s/ John H. Beers
     -----------------

Name:_____________________________________
Title:  Vice President
        ----------------------------------

                                   SCHEDULE I

                                                                      Tranche I        Original
Name of Holder                                                           Note      Principal Amount
--------------                                                           ----      ----------------
Allstate Life Insurance Company                                         AIR-1         $5,000,000

Allstate Life Insurance Company of New York                             AIR-2          4,000,000

Citibank, Federal Savings Bank as Collateral Agent and                  AIR-3          6,000,000
     Trustee under the Security and Trust Agreement Dated as
     of September 1, 1993 (Northbrook Life Insurance Company,
     Secured Party and Beneficiary)


                                                    Tranche I       Original
Name of Holder                                         Note     Principal Amount
--------------                                         ----     ----------------
Massachusetts Mutual Life Insurance Company           A2R-1        8,700,000

Massachusetts Mutual Life Insurance Company           A2R-2        1,900,000

Massachusetts Mutual Life Insurance Company           A2R-3        2,600,000

C.M. Life Insurance Company                           A2R-4        1,800,000

Mac & Co./1/                                          A2R-5       10,000,000

Mac & Co./2/                                          A2R-6        5,000,000

Phoenix Home Life Mutual Insurance Company            A2R-7        5,000,000

__________________
/1/  Nominee for Pacific Life Insurance Company.

/2/  Nominee for Pacific Life Insurance Company.

                                       1

                                   Schedule I